Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 1,012	$ 1,421
Insurance claims receivable, net	109	11,761
Deferred insurance premiums	2,117	2,604
Advances to suppliers	621	494
Other	1,659	1,232
Total prepaid expenses and other current assets	$ 5,518	$ 17,512